UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 27, 2010

QUADRA PROJECTS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53156	45-0588917
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

6130 Elton Avenue, Las Vegas, NV		89107
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		1-888-597-8899

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01	Entry into a Material Definitive Agreement
Item 3.02	Unregistered Sale of Equity Securities

Consulting Agreement – Paradigm Capital Corporation

On October 23, 2009, the Company entered into an agreement with Paradigm Capital Corporation (“Paradigm”) of Taiwan, for corporate and marketing consulting in Asia. Pursuant to the terms of the agreement Paradigm shall provide assistance on corporate structure and specific projects, including and relating to marketing, road show presentations and related matters. The agreement is effective October 23, 2009 and expires January 31, 2010 with an option on part of the Company to extend the term until May 31, 2010. On January 27, 2010, the Company extended the term of the agreement with Paradigm to May 31, 2010.

Consideration for the services of Paradigm is $168,000 for a four month term ending May 31, 2010. The total consideration to be paid to Paradigm shall be paid by the issuance of 5,000,000 common shares, to Paradigm and its appointed nominees, in lieu of cash payment.

A copy of the Consulting Agreement with Paradigm is attached as Exhibit 10.1.

Consulting Agreement – Alpha International Marketing Corp.

On October 28, 2009, the Company entered into an agreement with Alpha International Marketing Corp. (“Alpha”), of Chile, for corporate and marketing consulting in Asia, North America, South America and the Caribbean to provide assistance on corporate structure and specific projects, including and relating to marketing, road show presentations and related matters. The agreement is effective October 28, 2009 and expires January 31, 2010 with an option on part of the Company to extend the term until May 31, 2010. On January 27, 2010, the Company extended the term of the agreement with Alpha to May 31, 2010.

Consideration for the services of Alpha is $150,000 for a four month term ending May 31, 2010. The total consideration to be paid to Alpha shall be paid by the issuance of 4,545,000 common shares, to Alpha and its appointed nominees, in lieu of cash payment.

A copy of the Consulting Agreement with Alpha is attached as Exhibit 10.2.

The closing price of the Company’s shares was $0.033 upon extending the terms of the agreements with Paradigm and Alpha.

The offer and sale of the shares were exempt from registration pursuant to section 4(2) of the Securities Act, Rule 701 and Rule 506 of Regulation D promulgated there under. We believe that these sales were also exempt under Regulation S under the Securities Act, as such sales were made in offshore transactions to non-U.S. persons.

Item 9.01	Financial Statements and Exhibits.

Exhibit 10.1	Consulting Agreement dated October 23, 2009 with Paradigm Capital Corporation*
Exhibit 10.2	Consulting Agreement dated October 28, 2009 with Alpha International Marketing Corp.*

*Incorporated by reference on Form 8K filed with the SEC on October 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUADRA PROJECTS INC. /s/ Claude Diedrick Claude Diedrick President, CEO, CFO, and Director

Date: February 1, 2010